SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2001

AVIGEN, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28272 (Commission File No.)	13-3647113 (IRS Employer Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 748-7150

ITEM 5. OTHER EVENTS

On December 20, 2001, Avigen, Inc. announced that that the US Food and Drug Administration (FDA) has given Avigen clearance to continue human clinical testing of Coagulin-B™, its gene therapy treatment for hemophilia B. A copy of this press release is attached as Exhibit 99.1 hereto. The clinical trial had previously been put on clinical hold, as announced by Avigen in its press release dated October 8, 2001.

ITEM 7. EXHIBITS

Exhibit 99.1.    Press Release Dated December 20, 2001.

2.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVIGEN, INC.

Dated: December 20, 2001	By:	/s/ THOMAS J. PAULSON

Thomas J. Paulson Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit

99.1.	Press Release Dated December 20, 2001.

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